Exhibit 32.2

Certification of Chief Financial Officer of
CIGNA Corporation pursuant to 18 U.S.C. Section 1350

I certify that, to the best of my knowledge and belief, the Quarterly Report on Form 10-Q/A of CIGNA Corporation for the period ending March 31, 2004 (the “Report”):

(1) complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of CIGNA Corporation.

/s/ Michael W. Bell
Michael W. Bell
Chief Financial Officer
February 24, 2005